UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 27, 2004

                                PPT VISION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Minnesota                     0-11518                   41-1413345
----------------------------    ------------------------      ----------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                                            55344
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (952) 996-9500

Items 3-8 are not applicable and therefore omitted.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.06 MATERIAL IMPAIRMENTS.

      Pursuant to Item 1.01 and Item 2.06 of Form 8-K, PPT Vision, Inc. hereby furnishes a press release, issued on September 29, 2004, disclosing material non-public information regarding the sale of its 3D business operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued September 29, 2004.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     PPT VISION, INC.

                                                     By  /s/  Timothy C. Clayton
                                                         -----------------------
                                                         Timothy C. Clayton
                                                         Chief Financial Officer

Dated: September 29, 2004